Exhibit 99.1 CENTURI & RIGGS DISTLER PRESENTATION JULY 2021 1Exhibit 99.1 CENTURI & RIGGS DISTLER PRESENTATION JULY 2021 1

DISCLOSURE This document contains statements which constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“Reform Act”). All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements, including, without limitation, statements regarding the Company’s plans, objectives, goals, intentions, projections, strategies, future events or performance, and underlying assumptions. The words “may,” “if,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “continue,” “forecast,” “intend,” “promote,” “seek,” and similar words and expressions are generally used and intended to identify forward-looking statements. For example, statements regarding operating margin patterns, customer growth, the composition of our customer base, seasonal patterns, payment of debt, interest savings, replacement market and new construction market, forecasted operating cash flows and results of operations, sufficiency of working capital and current credit facility, the Company’s views regarding its liquidity position, projected financial performance and contract renewals are forward-looking statements. All forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, customer growth rates, conditions in the construction market, the effects of regulation/deregulation, changes in capital requirements and funding, the impact of conditions in the capital markets on financing costs, changes in construction expenditures and financing, changes in operations and maintenance expenses, accounting changes, future liability claims, results of bid work, impacts of structural and management changes, construction expenses, differences between actual and originally expected outcomes of Centuri construction agreements, competition, and our ability to raise capital in external financings. In addition, the Company can provide no assurance that its discussions regarding certain trends relating to its financing and operating expenses will continue in future periods. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any of its forward- looking statements even if experience or future changes show that the indicated results or events will not be realized. We caution you not to unduly rely on any forward-looking statement(s). All financial figures and calculations reference Company provided documents and may not match the audited financials due to adjustments and the exclusion of certain subsidiaries. We use certain information in this presentation that has been obtained from third parties, including Riggs Distler & Company, Inc. While we believe this information to be accurate, we have not independently verified all such information. This presentation shall not be deemed an offer to sell, or a solicitation of an offer to purchase, any securities of Southwest Gas Holdings, Inc. or its subsidiaries. Certain non-GAAP measures are used in this presentation, including EBITDA. For definitions of such non-GAAP measures and reconciliations to the most comparable GAAP measure, see the Appendix to this presentation 2 2DISCLOSURE This document contains statements which constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“Reform Act”). All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements, including, without limitation, statements regarding the Company’s plans, objectives, goals, intentions, projections, strategies, future events or performance, and underlying assumptions. The words “may,” “if,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “continue,” “forecast,” “intend,” “promote,” “seek,” and similar words and expressions are generally used and intended to identify forward-looking statements. For example, statements regarding operating margin patterns, customer growth, the composition of our customer base, seasonal patterns, payment of debt, interest savings, replacement market and new construction market, forecasted operating cash flows and results of operations, sufficiency of working capital and current credit facility, the Company’s views regarding its liquidity position, projected financial performance and contract renewals are forward-looking statements. All forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, customer growth rates, conditions in the construction market, the effects of regulation/deregulation, changes in capital requirements and funding, the impact of conditions in the capital markets on financing costs, changes in construction expenditures and financing, changes in operations and maintenance expenses, accounting changes, future liability claims, results of bid work, impacts of structural and management changes, construction expenses, differences between actual and originally expected outcomes of Centuri construction agreements, competition, and our ability to raise capital in external financings. In addition, the Company can provide no assurance that its discussions regarding certain trends relating to its financing and operating expenses will continue in future periods. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any of its forward- looking statements even if experience or future changes show that the indicated results or events will not be realized. We caution you not to unduly rely on any forward-looking statement(s). All financial figures and calculations reference Company provided documents and may not match the audited financials due to adjustments and the exclusion of certain subsidiaries. We use certain information in this presentation that has been obtained from third parties, including Riggs Distler & Company, Inc. While we believe this information to be accurate, we have not independently verified all such information. This presentation shall not be deemed an offer to sell, or a solicitation of an offer to purchase, any securities of Southwest Gas Holdings, Inc. or its subsidiaries. Certain non-GAAP measures are used in this presentation, including EBITDA. For definitions of such non-GAAP measures and reconciliations to the most comparable GAAP measure, see the Appendix to this presentation 2 2

EXECUTIVE SUMMARY

CENTURI

- Centuri Group, Inc. ("Centuri" or the "Company") is a comprehensive utility services enterprise dedicated to delivering a diverse array of solutions to North America's gas and electric providers
  - The Company generated LTM 3/31/21 revenue and compliance EBITDA of $1,979 million and $233 million, respectively
- On June 28th, 2021, Centuri entered into a definitive agreement to acquire Riggs Distler & Company, Inc. ("Riggs") for a total enterprise value of $855 million
  - Riggs, a union electric utility services contractor primarily focused in the Northeastern U.S., generated LTM 3/31/21 revenue and adjusted EBITDA of $458 million and $58 million, respectively
  - On a run-rate basis, Riggs generated $75 million of adjusted EBITDA (including 14 incremental Master Service Agreements ("MSAs") awarded with two utility providers (who are existing customers), which are expected to contribute an incremental ~$17 million of EBITDA by year-end 2022)
- The acquisition enhances Centuri's scale, geographic footprint, service offerings and financial profile, while retaining its MSA-driven utility services profile with long-term contracts and multi-decade average customer tenure with high quality counterparties
  - Pro forma for the acquisition, the combined company generated LTM 3/31/21 revenue and run-rate adjusted EBITDA of $2,437 million and $308 million[1], respectively; note that Centuri has not modeled any cost synergies for the acquisition due to minimal overlap in the businesses today
- The acquisition is expected to close in August or September, subject to regulatory approvals

THINK AHEAD »

[1] Includes $17 million of run-rate adjustments from 14 new MSAs with two existing utility customers expected to be fully realized by year-end 2022
Source: Riggs provided financials; Riggs audited financial statements

3

CENTURI OVERVIEW 4 4CENTURI OVERVIEW 4 4

CENTURI OWNED BY INVESTMENT-GRADE RATED SWX » SWX is a holding company that owns all of the shares of common stock of Centuri and Southwest Gas Corporation (“Southwest Gas”) Baa2 / BBB+ / BBB+ » Centuri represents SWX’s “utility infrastructure services” segment, which comprised ~59% and ~32% of SWX revenue and net income, respectively, in 2020 Baa1 / A- / A- Gas Utility Group Electric Utility Group Canada Group 5 5 Source: Centuri management

COMPANY HISTORY

CENTURI



1967	1987	1996	2000	2014	2017	2018	2020	2021
NPL Founded	Phoenix Move	Southwest Gas	Strategic Alliances	Strategic Growth	Neuco Acquisition	Industry Leadership	Record Achievements	Riggs Acquisition
NPL was founded in Gonvick, Minnesota as Northern Gas Line Constructors Over fifty years later NPL is still serving its very first customer, now known as Minnesota Energy Resources (MERC)	With a focus on national growth, NPL relocates its corporate headquarters to Phoenix, Arizona	NPL becomes a wholly-owned subsidiary of Southwest Gas Corporation, following completion of a $24 million acquisition	Strategic Alliances developed to meet the long term needs of key customers	With a 100-year vision for growth and diversification, Centuri Construction Group is established as a holding company and enters the Canadian market with the acquisition of Link-Line Group of Companies Revenue exceeds $1 billion in first full year of combined company (2015)	Centuri expands its geographical reach in the U.S. to include New England with the acquisition of New England Utility Constructors, Inc. (Neuco)	Centuri is ranked #12 in ENR's Top 600 Specialty Contractors Centuri grows electric T&D services and expands geographic reach into the U.S. Gulf Coast region with the acquisition of Linetec Services, LLC	Company-wide record safety performance Annual revenue increases to $1.95 billion Electric Utility segment exceeds 20% of revenue	Riggs acquisition expands Centuri union electric utility distribution services and adds significant access to renewables and 5G Datacom
NORTHERN GAS LINE CONSTRUCTORS, INC. GONVICK, MINNESOTA	NPL	SOUTHWEST GAS	Washington Gas Nicor Gas	LINK-LINE CENTURI	neuco	LINETEC SERVICES	SAFETY	RIGGS DISTLER

THINK AHEAD »

Source: Centuri management

6

CENTURI AT A GLANCE

CENTURI

Overview

- Comprehensive utility services enterprise dedicated to delivering a diverse array of solutions, including replacement and installation work, to North America's gas and electric providers
- Headquartered in Phoenix, Arizona with more than 9,000 employees serving primarily utility customers across the U.S. & Canada
- 50+ year operating history with significant growth trajectory, particularly with recent expansion into electric utilities
- 77% of revenue from multi-year MSAs[1] that drive stable, recurring revenue
  - Heavily weighted toward unit price and time and materials contracts, with limited fixed-price lump-sum bids
- Strong blue-chip customer base with primarily investment grade credit-rated, investor-owned utilities and municipalities
- Operates in two key segments across the U.S. and Canada:
  - **Gas Utility**: provides installation, replacement and maintenance of gas distribution, local transmission, station and storage facilities
  - **Electric Utility**: provides transmission line, distribution line, substation and storm restoration electric services

Work Type Breakdown


Revenue[1]
Other Utility Services 16%
Electric Utility 23%
Gas Utility 61%


Gross Profit[1]
Other Utility Services 14%
Electric Utility 35%
Gas Utility 51%

Historical Revenue


($ in millions)
$1,522
$1,751
$1,948
$1,979
2018
2019
2020
LTM 3/31/21

Historical Compliance EBITDA & Margin


($ in millions)
$141
$178
$219
$233
9.3%
10.2%
11.2%
11.8%
2018
2019
2020
LTM 3/31/21

THINK AHEAD »

[1] As of LTM 3/31/21
Source: Centuri management; Centuri financial statements

7

COMPANY OVERVIEW

CENTURI

	Gas Utility		
Business	NPL	NEUCO	CANYON PIPELINE
Headquarters	Phoenix, Arizona	Lawrence, Massachusetts	Salt Lake City, Utah
Year Founded	1967	1972	2016
Primary Services	» Distribution and urban pipeline construction » Pipeline integrity management » Station and facility construction	» Distribution and urban pipeline construction » Trenchless technology	» Urban pipeline construction » Pipeline integrity management
Key End Market	» Regulated gas utilities » Regulated combo utilities	» Regulated gas utilities » Regulated combo utilities	» Regulated gas utilities » Regulated combo utilities
Geography	» Throughout the U.S.	» Massachusetts, New Hampshire, Maine	» Utah, Nevada, Arizona
Select Customers	Nicor Gas, SoCalGas, Columbia Gas, Southwest Gas, Washington Gas, Peoples	nationalgrid, Eversource, Unitil	Dominion Energy, Southwest Gas
Contract Type[1]	Bid 26% MSA 74%	Bid 9% MSA 91%	Bid 7% MSA 93%
Employees	~4,500	~300	~225
Union Workforce	Yes	No	No

[1] As of LTM 3/31/21
Source: Centuri management

THINK AHEAD »
8

COMPANY OVERVIEW (CONT'D)

CENTURI

	Electric Utility		Canada Group	
Business	Linetec Services	National Powerline	npl Canada	WSN Construction
Headquarters	Alexandria, Louisiana	Phoenix, Arizona	Vaughan, Ontario	Cambridge, Ontario
Year Founded	2014	2019	1994	1996
Primary Services	» Utility pole wire maintenance » Transmission and distribution line construction » Emergency electrical services restoration		» Distribution and urban pipeline construction » Pipeline integrity management » Telecommunication & electric underground construction & fabrication » Fabrication, gas pipeline, civil and industrial » Airport fueling systems	
Key End Market	» Large investor-owned utilities (electric and combo) and municipalities		» Primarily regulated gas utilities	
Geography	» Throughout the Southeast, Southwest and Gulf Coast		» Alberta, British Columbia and Ontario	
Select Customers	Southern Company, Dominion Energy, Duke Energy, American Electric Power, OG&E, Entergy, aps		Enbridge, uniongas, TransCanada, Toronto	
Contract Type[1]	Bid 19% MSA 81%		Bid 28% MSA 72%	
Employees	~1,500		~750	
Union Workforce	No (Linetec) / Yes (National Powerline)		Yes	

THINK AHEAD »

[1] As of LTM 3/31/21
Source: Centuri management

9

BROAD EXISTING GEOGRAPHIC FOOTPRINT

CENTURI

Centuri's Significant North American Presence Across Key Business Units



>9,000
employees supporting North American gas and electric utilities at peak season
Centuri Corporate Headquarters
Canyon Pipeline
Linetec Services
Neuco
NPL
NPL Canada
National Powerline
WSN Construction
Existing Centuri Footprint

- Operations in 55 primary locations across 40 states and provinces in the U.S. and Canada
  - 37 U.S. States
  - 3 Canadian Provinces
- Over 1,000 active crews and over 9,000 employees at peak season that are geographically dispersed by business unit npl, neuco, CANYON PIPELINE — Gas Utility

LINETEC SERVICES, NATIONAL POWERLINE — Electric Utility

npl CANADA, WSN CONSTRUCTION — Canada Group

THINK AHEAD »

Source: Centuri management

10

DIVERSE, BLUE-CHIP CUSTOMERS

CENTURI

Top 20 Customers[1]

Customer #	Credit Rating	Revenue as % of Total	Cumulative % of Total	Revenue ($ in Millions)	Relationship Length (Yrs)	Contract Length (Yrs)
1	A2/A		12%	$233	43	5
2	Baa1/A-	6%	18%	126	36	4
3	Baa1/A-[2]	6%	24%	112	25	7
4	A2/A	6%	30%	111	19	5
5	Baa2/BBB+	6%	Top 5 35%	111	7	3
6	A2/A-	5%	40%	103	17	5
7	A3/BBB+	5%	45%	92	14	6
8	A3/A-	5%	50%	91	26	12
9	Baa2/A-	4%	54%	88	4	3
10	Baa2/BBB+	4%	Top 10 58%	85	44	3
11	Baa2/BBB+	3%	62%	65	13	8
12	A3/A	3%	64%	57	26	10
13	Baa2/A-	3%	67%	53	21	5
14	Baa2/BBB+	3%	70%	52	4	4
15	A3/BBB+	2%	Top 15 72%	45	32	8
16	A2/A-[2]	2%	74%	37	53	7
17	A2/A-	2%	76%	36	5	3
18	Baa1/BBB+	2%	77%	31	5	2
19	A2/A-	2%	79%	31	29	5
20	Baa1/A-	2%	Top 20 80%	29	25	7
Total – Average				$1,588	22	6

THINK AHEAD »

[1] As of LTM 3/31/21
[2] Denotes Parent Company Rating; Opco customer unrated
Source: Centuri management

11

DIVERSE REVENUE STREAMS UNDERPINNED BY STABLE MSA AGREEMENTS

CENTURI

Contract Overview

- Centuri has two types of agreements with its customers: master service agreements ("MSAs") and bid contracts
  - Under MSAs, customers issue work authorizations that describe the location, timing, and other details regarding a job; each work authorization is generally a single performance obligation
  - Generally bid contracts are performed for existing utility customers
  - **~77% of Centuri's revenue[1] is contracted under multi-year MSA agreements with extension options, providing recurring revenue and earnings stability**
- MSA and bid contracts are structured as either fixed price, unit price, or time and materials
  - Fixed price: set amount received for entire project scope
  - Unit price: pre-set price for discrete units of work in contract
  - Time and materials: pre-determined per-hour rates for employees and other direct costs
  - **~92% of Centuri's revenue[1] is generated from time and materials or unit price contracts, driving margin stability and minimizing risk**

Diverse Service Offerings…

Work Type[1]



Electric
23%
Gas New
9%
Pipeline Integrity
7%
Other Utility Services
9%
Gas
Replacement
52%

…Anchored by Strong Contractual Agreements

Contract Pricing Type[1]



Unit
Price
68%
Fixed
Price
8%
Time and
Materials
24%

Contract Structure Type[1]



Bid
23%
MSA
77%

THINK AHEAD »

[1] As of LTM 3/31/21; % of Revenue
Source: Centuri management

12

PROVEN BUSINESS STRATEGY AND TRACK RECORD OF SUCCESSFUL ACQUISITION INTEGRATIONS

CENTURI

- Acquisition strategy has allowed Centuri to diversify its utility services platform and expand its geographic footprint
- Disciplined and targeted approach to evaluating opportunities, including strategic fit and synergy opportunities
- SWX has been supportive of Centuri's acquisition strategy, providing meaningful contributions in connection with acquisition financing
  - SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024; redeemable non-controlling interest fair value of $205 million recorded at 3/31/21

Acquisition History

Year	Business	Purchase Price	Key Features & Achievements
2014	NPL Canada, WSN Construction f/k/a Link-Line Group of Companies	$205 million[1]	» Expansion into Canadian market » Added Canada's 3 largest gas utilities as customers
2017	neuco	$100 million	» Expansion into New England » Entry into non-union gas market » Cumulative net cash returned through 2020 equals ~80% of purchase price
2018	Linetec Services	$379 million[2]	» Expansion into Southeastern U.S. » Entry into non-union electric market » Significant equity contribution from SWX » Doubled size of business in first 25 months of ownership
2021	Riggs Distler	$855 million	» Expansion into Northeast and Mid-Atlantic » Expansion within union electric market » Expansion into 5G Datacom and renewables end markets » Enhanced ESG profile

[1] $191 million of cash paid at close along with seller retained equity
[2] $303 million funded at close for 80% equity stake; remaining 20% to be purchased from 2022-2024

Source: Centuri management

THINK AHEAD »
13

RIGGS DISTLER OVERVIEW 14 14RIGGS DISTLER OVERVIEW 14 14

RIGGS AT A GLANCE

CENTURI

Overview

- Leading utility services contractor (electric & gas) in the Mid-Atlantic and Northeast U.S.
- Headquartered in Cherry Hill, NJ with ~1,500+ employees
- 110+ year operating history with significant recent growth due to 16 newly awarded incremental MSAs (including 14 with two existing utility customers)
- 86% of revenue derived from multi-year MSAs[2]
  - Approximately 120 MSAs including key client relationships with Exelon, Avangrid, National Grid and PSE&G
  - Long-standing relationships with top customers, with no customer representing more than 13% of revenue[1]
- Operates in two reportable segments:
  - **Utility Segment**: provides overhead and underground electric distribution services, overhead electric transmission, substation, gas distribution and 5G Datacom services
  - **Other Infrastructure Services Segment**: provides mechanical, electrical and heavy civil services to a variety of customers including heavy industrial, renewable, utility & generation and government

Segment Breakdown[1]


Revenue
Other Infrastructure Services 35%
Utility Segment 65%
Adjusted EBITDA
Other Infrastructure Services 21%
Utility Segment 79%

Historical Revenue


($ in millions)
$383
$401
$440
$458
2018
2019
2020
LTM 3/31/21

Historical Adjusted EBITDA & Margin


($ in millions)
$41
$41
$55
$58
10.6%
10.3%
12.6%
12.8%
2018
2019
2020
LTM 3/31/21

THINK AHEAD »

[1] As of FY2020
[2] As of LTM 3/31/21
Source: Riggs provided financials; Riggs audited financial statements

15

MARKET LEADER IN NORTHEAST & MID-ATLANTIC

CENTURI

Riggs By the Numbers

20
States Served

200+
Annual Customers

~120
Customer MSAs

19
Company Facilities

1,200+
Company Vehicles

800+
Operating Equipment Units

Geographic Footprint



Riggs Location
Current Riggs Market
Expansion Opportunity
Riggs Storm Work Coverage[1]
>1,500 employees

THINK AHEAD »

[1] Out-of-system storm work accounted for less than 1% of revenue in 2020 and ~2.5% on average from 2018-2020

Source: Riggs provided financials and information

16

ABILITY TO SERVE THE ENTIRE UTILITY AND INFRASTRUCTURE VALUE CHAIN

CENTURI

Turnkey capabilities equip Riggs to serve as a one-stop shop for customers, resulting in revenue opportunities across the utility and infrastructure landscape

Unique Ability to Serve All Customer Needs

- Platform supports transmission, distribution, substation, conventional and renewable generation, 5G datacom and other infrastructure services
- Riggs primarily self-performs all work, which eliminates the need for subcontractors, optimizes scheduling, reduces costs and improves quality
- Skilled union workforce and extensive footprint enable rapid response for normal-course and emergent work

Why it Matters to Customers

- Consolidate spend with a single, trusted provider
- Single provider streamlines project delivery and reduces costs by eliminating layers of markup and duplicative indirect costs
- Self-performing work ensures consistent execution, quality and accountability



Processing Plant
Storage
Industrial Infrastructure
Regulators/Meters
Power Station
Generation
Transmission Substation
Step-Up Transformers
Distribution Substation
Electrical Infrastructure
Distribution Automation Services
Small Cell Installation and Maintenance
Telecom
Renewables Infrastructure
Solar Panel Installation
Battery Storage
EV Infrastructure
Offshore Wind

Comprehensive service Capabilities cover the entire Utility and Infrastructure Value chain

Keeping Critical Infrastructure Operating at Peak Performance



THINK AHEAD »

Source: Riggs provided financials and information

17

LONG-STANDING RELATIONSHIPS WITH BLUE-CHIP CUSTOMERS

CENTURI

- Average relationships with top utility customers of over 30 years
- Complementary to Centuri's 22-year average tenure for top 20 customers
- Extensive relationship and long-term contracts with major investor-owned utilities in the Mid-Atlantic and Northeast U.S.
- Largest customer accounts for 13% of revenue, with no other single customer accounting for > 10% of revenue[1]
- Many customer relationships have multiple discrete MSAs, which are highly sticky contracts

No overlap between Riggs' top 10 customers and Centuri's top 20 customers

Customer	Credit Rating	MSAs	Utility	Other	Current Services	% of Revenue[1]
1	A2/BBB+	6	√		OHD, UGD, Substation, Gas, Civil, Electrical	13%
2	Baa1/A-	5	√		OHD, UGD, OHT, Matting, Substation	9%
3	Baa1/A-	4	√		OHD, OHT, Matting, Gas	6%
4	Baa2/A-	2	√		Gas	6%
5	A3/A	5	√	√	OHD, UGD, OHT, Matting, Gas, Civil, Electrical	5%
6	A2/A	-		√	Electrical, Mechanical, Civil	4%
7	Baa2/BBB+	3	√		OHD, OHT, Matting	5%
8	Baa1/A-	3	√		OHD, OHT, Substation	3%
9	A3/A- [2]	-		√	Electrical	3%
10	A3/A-	5		√	Mechanical, Electrical, Civil	3%
Total						**57%**

THINK AHEAD »

[1] As of FY2020
[2] Denotes Parent Company Rating; Opco customer unrated
Source: Riggs provided financials and information

18

HIGHLY RECURRING REVENUE UNDERPINNED BY LONG-TERM MSAs AND STABLE CONTRACTS

CENTURI

- Riggs has 60 unique utility MSAs and 59 non-utility MSAs across multiple geographies
  - Annual volumes consistent given steady rate base driven nature of utility spending programs
  - Work across both segments is predominantly small ticket, short in duration and driven by ongoing maintenance requirements
  - The percentage of revenue generated from MSAs is expected to increase through 2022 onwards driven by ramp up of newly won MSAs and expected utility revenue synergies
- While Riggs maintains a component of fixed price work it is able to maintain stability and predictability of cash flows by:
  - Performing primarily recurring maintenance oriented work under short-term and small-dollar jobs
  - Predominantly working with established customers; ~80% of fixed price done under MSA contracts and over 60% with utility customers

Utility MSA Count


60
42
44
2019
2020
3/31/21

Contract Structure Type[1]


Bid
14%
MSA
86%

Contract Pricing Type[1]


Fixed
Price
39%
T&M
and
Unit
Price
61%

THINK AHEAD »

[1] As of LTM 3/31/21; based on % of revenue
Source: Riggs provided financials and information

19

CENTURI INTENDS TO RETAIN KEY MEMBERS OF RIGGS MANAGEMENT

CENTURI

- Post acquisition, the Riggs management team will continue to manage the Riggs business as a standalone operating company
- Similar to the Neuco and Linetec acquisitions, Centuri intends to retain key members of management via multi-year employment agreements, signing bonuses and earn-up incentive programs
- Riggs' management team averages approximately 23 years of industry experience, with CEO Steve Zemaitatis, Jr. having a 20+ year tenure with Riggs

Executives	Riggs Tenure	Industry Tenure
Steve Zemaitatis, Jr. *President & CEO*	22 years	22 years
Albert Fosbenner *CFO*	2 years	25 years
Craig Zemaitatis *VP Overhead Distribution*	15 years	16 years
Manfred Konrath *VP Underground Distribution*	37 years	37 years
Scott Zemaitatis *VP Transmission*	17 years	19 years
Scott Donadio *VP Gas Distribution*	4 years	22 years
Chris Johnston *VP Electrical & Substation*	3 years	24 years

Executives	Riggs Tenure	Industry Tenure
Kenneth Mckay *VP General Counsel*	5 years	15 years
William Fischer *VP Heavy Industrial*	5 years	20 years
Craig Belfato *VP Mechanical*	2 years	20 years
Paul Creedon *VP Civil*	5 years	25 years
Jason McKay *Chief Information Officer*	4 years	21 years
Richard Neill *Senior Director of EHS*	3 years	28 years
Joseph Mason *Corporate Fleet Manager*	9 years	24 years
Average	**~10 years**	**~23 years**

THINK AHEAD »
Source: Centuri & Riggs Management
20

ACQUISITION RATIONALE 21 21ACQUISITION RATIONALE 21 21

RIGGS IS THE PERFECT FIT FOR CENTURI…

CENTURI

Combining our existing industry-leading utility services platform with a scaled, union electric utility distribution focused provider

A Balanced Service Provider

- Enhances electric utility distribution service capabilities, with ability to cater to union and nonunion markets
- Access to attractive service adjacencies with outsized growth prospects in electrification, 5G and renewables
- Complementary footprint with scale in a new attractive geography
- Strong cultural alignment with shared focus on safety
- World-class management teams bringing together expanded relationships and best practices
- Retains low-risk, recurring, MSA-driven utility distribution services profile

A Perfect Complementary Fit



npl
npl CANADA
Union Gas Utility
Nonunion Gas Utility
neuco
CANYON PIPELINE
Riggs Distler
Union Electric Utility
Nonunion Electric Utility
LINETEC SERVICES

THINK AHEAD »

Source: Centuri management

22

...COMPLEMENTS CENTURI'S EXISTING BUSINESS...

CENTURI

	Centuri	Riggs
Business Overview	» Utility services enterprise dedicated to delivering a diverse and comprehensive array of solutions to North America's gas and electric providers	» Utility infrastructure services contractor with a primary focus on union electric and secondary work in gas distribution and power generation, including renewables and industrial services
Geographic Footprint	» 55 primary locations across 37 states and 3 provinces in the U.S. and Canada, respectively	» 19 company facilities serving 20 states with a focused presence in the Northeast and Mid-Atlantic
Financial Summary (LTM 3/31/21)	» Revenue: $1,979 million » Compliance EBITDA: $233 million (~12% margin)	» Revenue: $458 million » Adj. EBITDA: $58 million (~13% margin)
Utility Service Revenue Mix[1]	Other Utility Services 16% Electric Utility 23% Gas Utility 61%	Gas Utility 11% Other Utility Services 23% 5G Datacom 4% Industrial 12% Electric Utility 50%
MSA Revenue Contribution[2]	***75%+***	***85%+***

THINK AHEAD »

[1] Riggs utility service revenue mix as of FY2020 and Centuri as of LTM 3/31/21
[2] As of LTM 3/31/21
Source: Centuri management & Riggs historical financials

23

...ENHANCES SCALE & DIVERSIFICATION...

CENTURI

	2017 Centuri	Transformation	2021E Pro Forma Centuri[1]
Business Units	Canyon Pipeline, NEUCO, NPL, NPL Canada, WSN	*Addition of electric utility creates comprehensive "pure-play" utility distribution services platform*	Canyon Pipeline, NEUCO, NPL, NPL Canada, WSN, Linetec Services, Riggs Distler, National Powerline
Revenue ($ in millions)	$1,246	*2x+ increase in revenue*	$2,500
Adjusted EBITDA Margin	~8%	*~340 bps margin expansion*	~11%
Projected Growth	Mid-Single Digit [2]	*Attractive growth profile*	Double Digit [3]
MSA as % of Revenue	71%	*Growing MSA orientation*	78%[4]
Gross Margin by End Market [4]	Other 3% Gas Utility 97%	*Increased access to electric utility distribution*	Other Utility Services 17% Gas Utility 42% Electric Utility 41%

[1] Reflects 2021 estimated figures unless otherwise noted
[2] 2017-2019 CAGR
[3] 2021-2023 CAGR
[4] Pro forma is LTM 3/31/21

Source: Centuri management

THINK AHEAD »

24

...ADDS ESG OPPORTUNITIES...

CENTURI

- Provides real ESG market messaging opportunity for SWX and Centuri with renewable projects Riggs has accomplished so far
- Riggs has experience building several of the renewable opportunities Centuri has been assessing
  - Solar Projects
  - Anaerobic Digester Facilities
  - Battery Storage
  - EV Charging
  - Fuel Cells
  - Microgrid
- Increases pipeline replacement capabilities which dramatically reduce methane emissions through system modernization and leak repair
- Participation in Offshore Wind ("OSW") projects when finally realized
- Riggs resume improves overall SWX ESG narrative

Tracking & Reducing Direct Carbon Emissions

Adopting Centuri GHG Reduction Goal

CO_2 ↓ 25% by 2030

Renewables and Clean Power Services Enabling GHG Savings and Resiliency

A leading **experienced partner** to utilities in:

EV Charging Infrastructure	*Fuel Cells*	*Battery Storage*
Smart Meters	*RNG*	*Microgrids*

Offshore Wind Services

Positioned to support expected wave of U.S. off-shore wind projects **critical to decarbonizing** coastal population centers

100+ Years of Safety

Proven safety culture and excellent safety track record over 100+ year history

Community | **Diversity, Equity and Inclusion**

Established community partner program and employee "Helping Hands" philanthropic initiative

THINK AHEAD »

Source: Centuri management

25

...AND REINFORCES CENTURI'S BUSINESS PROFILE

CENTURI

Centuri + Riggs creates a premier diversified utility services company with balanced growth optionality

Low Risk...

Revenue by Contract Structure [1]



Bid
22%
MSA
78%

Revenue by Contract Type [1]



Fixed Price
14%
T&M and
Unit Price
86%

...Plus Favorable Competitive Position...

	CENTURI	QUANTA	MasTec	PLC Primoris	MYR
Double-breasted workforce	✓ (significantly increased)	✓	✓	✓	✓
Gas distribution services	✓	✓	✓	✓	×
No cross-country pipeline projects	✓	×	×	×	✓
Electric distribution services	✓ (significantly increased)	✓	✓	✓	✓
No cross-country electric transmission projects	✓	×	×	×	×
Enhanced ESG profile / Access to high-growth 5G	✓ (new)	✓	✓	✓	✓

Denotes significantly increased capabilities from Riggs acquisition; Denotes new capability from Riggs acquisition

...Drives Highest Growth and Least Volatility

Rank	10Y EBITDA CAGR[2]	10Y EBITDA Volatility[3]
1	CENTURI	CENTURI
2	MasTec	PLC Primoris
3	MYR	MasTec
4	PLC Primoris	QUANTA
5	QUANTA	MYR

Highest growth ↑ ; Least volatile ↑

THINK AHEAD »

[1] Pro forma Centuri and Riggs; LTM as of 3/31/21
[2] Compound Annual Growth Rate (CAGR) rankings based on change from 12/31/2010 to 12/31/2020
[3] Volatility rankings based on Standard Error of the Regression (SER) statistics for 10 years ended 12/31/2020

Source: Centuri management

26

KEY CREDIT HIGHLIGHTS 27 27KEY CREDIT HIGHLIGHTS 27 27

KEY CREDIT HIGHLIGHTS 1 Leading Utility Services Company Consistent Free Cash Flow Generation 2 Commitment to a Conservative Credit Profile 3 4 Recurring and Stable Revenue from MSAs Blue Chip Customer Base with Longstanding Relationships 5 Favorable Industry Tailwinds 6 Highly Experienced Management Team 7 28 28KEY CREDIT HIGHLIGHTS 1 Leading Utility Services Company Consistent Free Cash Flow Generation 2 Commitment to a Conservative Credit Profile 3 4 Recurring and Stable Revenue from MSAs Blue Chip Customer Base with Longstanding Relationships 5 Favorable Industry Tailwinds 6 Highly Experienced Management Team 7 28 28

1

ENHANCED SCALE & DIVERSIFICATION...

CENTURI

$2,437 million of Revenue[1]

$308 million of Adjusted EBITDA[1]

Solidified North American Leader + **Diverse Earnings Composition[2]**



Over
10,500
employees supporting North American gas and electric utilities at peak season
Existing Centuri Footprint
Riggs Footprint



End Market
Other Utility Services 17%
Electric Utility 41%
Gas Utility 42%



Geography
Top State 15%
Top 10 States 62%
Canada 10%
All Other 28%



Customer Type
Other 15%
Utility 85%

THINK AHEAD »

[1] As of LTM 3/31/21; pro forma Centuri and Riggs; EBITDA includes $17 million of run-rate adjustments from 14 new MSAs with two existing utility customers expected to be fully realized by year-end 2022
[2] As of LTM 3/31/21; Geography and Customer Type based on Revenue; End Market by Gross Profit

Source: Centuri management

29

1 …CREATES TOP PLAYER IN UTILITY SERVICES SECTOR 1 Top 10 Utility Services Firms ($ in millions) $5,502 $3,950 $1,620 $1,610 $1,547 $1,467 $731 $505 $350 Fourth largest utility services provider by total revenue 1 By 2019 Utility Revenue; includes Centuri + Riggs utility only pro forma FY 2019 revenue; MasTec pro forma for acquisition of Intren in May 2021 30 30 Source: ENR “The Top 600 Specialty Contractors”; October 2020; Company management 1 …CREATES TOP PLAYER IN UTILITY SERVICES SECTOR 1 Top 10 Utility Services Firms ($ in millions) $5,502 $3,950 $1,620 $1,610 $1,547 $1,467 $731 $505 $350 Fourth largest utility services provider by total revenue 1 By 2019 Utility Revenue; includes Centuri + Riggs utility only pro forma FY 2019 revenue; MasTec pro forma for acquisition of Intren in May 2021 30 30 Source: ENR “The Top 600 Specialty Contractors”; October 2020; Company management

2

CONSISTENT FREE CASH FLOW GENERATION

CENTURI

CENTURI	Riggs Distler
» **$400+ million of Free Cash Flow generation since 2018**	» **$100+ million in Free Cash Flow generation since 2018**
» Key cash flow drivers:	» Key cash flow drivers:
– Stable, recurring revenue supported by majority MSA contract structure	– Accelerated growth from recent MSA contract wins
– Modest maintenance CapEx requirements, averaging ~2% of revenue over the last 3 years	– Modest maintenance CapEx requirements, averaging ~2% of revenue over the last 3 years

Allows Centuri to delever quickly and predictably following debt-financed acquisitions

Free Cash Flow and Free Cash Flow Conversion [1]



($ in millions)
Free Cash Flow
Free Cash Flow Conversion
$109
77%
2018
$123
69%
2019
$183
84%
2020
$206
88%
LTM 3/31/21



($ in millions)
Free Cash Flow
Free Cash Flow Conversion
$30
73%
2018
$34
83%
2019
$48
86%
2020
$50
86%
LTM 3/31/21

THINK AHEAD »

[1] Free Cash flow defined as Compliance/Adjusted EBITDA – Maintenance Capex (as defined in the prior Credit Agreement for Centuri); Conversion defined as (FCF / Compliance/Adjusted EBITDA)

Source: Centuri & Riggs Financials

31

COMMITMENT TO CONSERVATIVE CREDIT PROFILE WITH PROVEN DE-LEVERAGING

3

CENTURI

- Centuri has a demonstrated history of prudence and discipline when managing its balance sheet, despite being acquisitive
- Significant cash flow generation has allowed Centuri to consistently and quickly delever below its total leverage target of 3.0x following acquisitions
- Meaningful balance sheet support provided by parent equity contributions from SWX
  - SWX contributed $235 million in connection with the acquisition of an 80% stake in Linetec in 2018
  - SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024; redeemable non-controlling interest fair value of $205 million as of 3/31/21

Net Leverage[1] Over Time



Link-Line Acquisition October 2014
1.9x
2014
1.7x
2015
1.7x
2016
Neuco Acquisition November 2017
2.7x
2017
Linetec Acquisition November 2018
1.5x
2018
SWX contributed $235 million or ~75% of upfront cash payment for 80% equity stake, reducing leverage at close
SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024
1.9x
2019
1.4x
2020
Riggs Acquisition August 2021
4.1x
Pro Forma Q1'21

Peak leverage occurs in Q2 and Q3 due to working capital needs while trough occurs at year end

THINK AHEAD »

[1] Defined as (Total Funded Debt – Unrestricted Cash & Equivalents) / LTM Pro Forma Compliance EBITDA (pro forma for the full 12-month impact of any acquisitions made during that fiscal year); Please reference the Appendix for a reconciliation
Source: Centuri financials

32

4

HIGHLY VISIBLE, RECURRING REVENUE FROM CUSTOMER CONTRACTS

CENTURI

- ✓ *Sticky, multi-year MSAs with high renewal rates ensure consistent volume and create a stable revenue base*
- ✓ *~3-5% built-in price escalators in MSAs to drive continued growth across existing contract base*
- ✓ *Growing MSA count, heavily weighted toward unit price and time and materials contracts that drive stable margins*
- ✓ *No material contract losses*

Growing Utility MSA Count[1]


175
42
133
183
44
139
207
60
147
2019
2020
Pro Forma Riggs + Centuri 3/31/21
Centuri
Riggs

Favorable Contract Mix

Contract Type[1]


Bid
22%
MSA
78%

Contract Structure[1]


Fixed
Price
14%
T&M and Unit
Price
86%

THINK AHEAD »

[1] As of LTM 3/31/21; pro forma Centuri and Riggs
Source: Centuri and Riggs management provided information

33

5 WELL-TENURED, BLUE-CHIP UTILITY CUSTOMER BASE Key Blue Chip Customers Key Statistics Gas Electric Combination ~25 Years Weighted Average Customer 1 Tenure ~5 Years Weighted 1 Average Contract Length Top Customer 10% All other 52% Top 10 Customers 48% Denotes new Centuri customers from Riggs acquisition 1 Based on top 20 customers as of LTM 3/31/21 34 34 Source: Centuri management5 WELL-TENURED, BLUE-CHIP UTILITY CUSTOMER BASE Key Blue Chip Customers Key Statistics Gas Electric Combination ~25 Years Weighted Average Customer 1 Tenure ~5 Years Weighted 1 Average Contract Length Top Customer 10% All other 52% Top 10 Customers 48% Denotes new Centuri customers from Riggs acquisition 1 Based on top 20 customers as of LTM 3/31/21 34 34 Source: Centuri management

6

FAVORABLE INDUSTRY TAILWINDS: AGING UTILITY INFRASTRUCTURE

CENTURI

Strong tailwinds across utility distribution end markets support long-term growth

Utility Distribution Outlook

Electric Utility Distribution

- Aging infrastructure will demand significant replacements and upgrades to maintain system performance
- Investment required to integrate renewable and distributed energy resources
- Increasing need for additional electricity generation to meet demand

Aging Electric Infrastructure[1]

Electrical Distribution infrastructure age relative to useful lifespan



Near end of useful life
At end of useful life
Within useful life
Distribution Infrastructure
41%
55%
4%

Investments in Distribution Infrastructure[2]

($ in billions)



Distribution Capex
Distribution O&M
Recession Resilience
14
15
16
25
25
27
27
27
27
31
30
32
34
36
38
43
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Gas Utility Distribution

- Aging natural gas distribution infrastructure has caused meaningful public health and safety risks, driving utilities to a multi-decade replacement cycle
- This replacement cycle currently underway is regulatory-driven and has already been allocated funding

Crumbling Gas Infrastructure

Gas Distribution Pipelines Constructed[3]

(By decade)



Pre-1940s
1940s
1950s
1960s
1970s
1980s
1990s
2000s
5%
2%
9%
15%
13%
16%
21%
19%

Nearly 45% of gas distribution infrastructure is near or at the end of its useful life of 40 years

Construction Spend on Distribution[3]

($ in billions)



Expenditures for new and replacement distribution mileage have experienced strong growth regardless of macroeconomic conditions
Recession Resilience
5
5
5
5
5
6
7
7
8
10
12
13
15
17
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

THINK AHEAD »

[1] Department of Energy
[2] Federal Energy Regulatory Commission
[3] American Gas Association; expenses include spending on distribution

35

6 FAVORABLE INDUSTRY TAILWINDS: NEW HIGH-GROWTH INFRASTRUCTURE END MARKETS

CENTURI

Strong tailwinds across related infrastructure end markets support long-term growth

Wireless and Renewable Energy

5G Datacom

» Small cell wireless density requires significant buildout, and existing utility infrastructure will be a key component to densification

» Utility infrastructure will require make-ready work to realign existing pole attachments to support 5G equipment

Global Small Cell New Deployments by Environment[2]
(Units in millions)



Enterprise
Urban
Residential and Rural
2.7
3.9
5.5
6.3
6.7
7.2
7.8
8.9
10.3
2017
2018
2019
2020
2021P
2022P
2023P
2024P
2025P

Energy Transition

» Renewable energy accounts for ~18% of U.S. energy mix and is projected to reach 31% by 2050[1] as utilities move away from fossil fuels

» Significant forthcoming buildout of renewable assets and supporting infrastructure

Accelerating U.S. Capacity and Investment[3]
(Units in gigawatts; $ in billions)



Operating Offshore Wind Capacity
Total Capital Investment
2 GW
4 GW
17
25 GW
108
37 GW
166
2020
2025P
2030P
2035P

THINK AHEAD »

[1] U.S. Energy Information Administration
[2] Small Cell Market Status Report – Small Cell Forum (December 2018)
[3] Wood Mackenzie

36

7

HIGHLY EXPERIENCED MANAGEMENT TEAM

CENTURI

Executive Leadership	 **Paul Daily** *President & Chief Executive Officer*	 **Kevin Neill** *Executive Vice President, Chief Financial Officer & Treasurer*	 **Richard Delaney** *Executive Vice President, Chief Operating Officer*	 **Rob Lyons** *President, Centuri Power Group*	 **Michael Cicchella, Jr.** *Executive Vice President, Chief Administrative Officer*	 **James Connell, Jr.** *Executive Vice President, Chief Customer Officer*	 **Steve Adams** *Senior Vice President, Centuri Power Group*
Experience	» 35+ years of experience across senior leadership of infrastructure engineering and construction companies » Joined Centuri in 2016 as CEO	» 30+ years of experience across financial reporting, accounting, investor relations and M&A » Joined Centuri in 2012 as CFO of NPL Construction	» 34+ years of experience across operations and management experience leadership » Joined Centuri in 2002 as President & COO of NPL Canada	» 40+ years of experience across operations and senior leadership of utility services companies » Joined Centuri in 2018 as EVP of Electrical Transmission and Distribution	» 20+ years of experience in utility services companies managing M&A, IT, Safety, Fleet, Supply Chain and HR » Joined Centuri in 2016 as SVP & CAO	» 25+ years of experience across various executive leadership roles driving customer and market development » Joined Centuri in 2006 as Director of Supply Chain & Asset Mgmt. for NPL Construction	» 35+ years of experience of operational leadership across the electric T&D industry (including President of PAR Electric, a >$1.6B business) » Joined Centuri in 2019
Prior Companies	EARTH TECH IEA QUANTA InfraSource	BrownHOMES Catalytica JDM PARTNERS Shea	AECON	InfraSource QUANTA	Osmose InfraSource ENI IPS Integrated Pipeline Services, Inc.	JOHN DEERE	aes Indiana EEI ABB PAR

THINK AHEAD » Source: Centuri management

37

HISTORICAL FINANCIAL SUMMARY 38 38HISTORICAL FINANCIAL SUMMARY 38 38

CENTURI HISTORICAL FINANCIAL PERFORMANCE Revenue Compliance EBITDA and Margin ($ in millions) $2,25(0 $ in millions) $1,979 $233 $1,948 $240 $219 $1,751 $1,522 $178 $1,500 $160 $141 12% 11% $750 $80 10% 9% $0 $0 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 Compliance EBITDA EBITDA Margin 1 1 Capital Expenditures FCF and FCF Conversion $200 ($ in millions) ($ in millions) $206 160% $200 $183 140% $144 $150 120% $125 $150 $120 $123 100% $55 $109 $36 $27 $100 80% $79 $100 88% 84% 60% 77% $32 69% $50 40% $50 $93 $89 $89 20% $47 $0 0% $0 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 FCF FCF Conversion Growth Capex Maintenance Capex 1 Free Cash flow defined as Compliance EBITDA – Maintenance Capex (as defined in the prior Credit Agreement); Conversion defined as (FCF / Compliance EBITDA) 39 39 Source: Centuri financialsCENTURI HISTORICAL FINANCIAL PERFORMANCE Revenue Compliance EBITDA and Margin ($ in millions) $2,25(0 $ in millions) $1,979 $233 $1,948 $240 $219 $1,751 $1,522 $178 $1,500 $160 $141 12% 11% $750 $80 10% 9% $0 $0 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 Compliance EBITDA EBITDA Margin 1 1 Capital Expenditures FCF and FCF Conversion $200 ($ in millions) ($ in millions) $206 160% $200 $183 140% $144 $150 120% $125 $150 $120 $123 100% $55 $109 $36 $27 $100 80% $79 $100 88% 84% 60% 77% $32 69% $50 40% $50 $93 $89 $89 20% $47 $0 0% $0 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 FCF FCF Conversion Growth Capex Maintenance Capex 1 Free Cash flow defined as Compliance EBITDA – Maintenance Capex (as defined in the prior Credit Agreement); Conversion defined as (FCF / Compliance EBITDA) 39 39 Source: Centuri financials

RIGGS HISTORICAL FINANCIAL PERFORMANCE Revenue Adjusted EBITDA and Margin ($ in millions) ($ in millions) >300 bps of margin expansion from 2019- $80 2020 due to improved performance across $458 both business segments, largely driven by $440 $401 Project Controls Group initiatives $58 $383 $55 $41 $41 13% 13% 11% 10% $0 $0 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 Adj. EBITDA EBITDA Margin 1,2 1 Capital Expenditures FCF and FCF Conversion ($ in millions) ($ in millions) $55 180% $54 $50 $53 $53 $52 $51 $48 $50 $50 160% $49 $48 $47 $47 $46 $45 $44 $44 140% $43 $42 $41 $29 $41 $40 $39 $27 $38 $38 $34 $26 $37 120% $36 $35 $35 $34 $30 $33 $8 $32 $32 $21 $31 100% $30 $7 $29 $29 $28 $27 $11 $26 $26 $25 80% $24 $23 $7 $23 $22 $21 $20 86% 86% $20 83% $19 $18 60% $17 $17 73% $16 $15 $14 $14 $21 $13 $20 $12 40% $11 $11 $10 $15 $14 $9 $8 $8 $7 20% $6 $5 $5 $4 $3 $2 $2 $1 $0 $0 0% 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 Growth Capex Maintenance Capex FCF FCF Conversion 1 Free Cash flow defined as Adjusted EBITDA – Maintenance Capex; Conversion defined as (FCF / Adjusted EBITDA) 2 40 Source: Riggs financials 40 Total Capex excludes nonrecurring Capex during 2018 and 2019; includes cash purchase of PP&E + non-cash purchase of PP&E under capital lease obligationsRIGGS HISTORICAL FINANCIAL PERFORMANCE Revenue Adjusted EBITDA and Margin ($ in millions) ($ in millions) >300 bps of margin expansion from 2019- $80 2020 due to improved performance across $458 both business segments, largely driven by $440 $401 Project Controls Group initiatives $58 $383 $55 $41 $41 13% 13% 11% 10% $0 $0 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 Adj. EBITDA EBITDA Margin 1,2 1 Capital Expenditures FCF and FCF Conversion ($ in millions) ($ in millions) $55 180% $54 $50 $53 $53 $52 $51 $48 $50 $50 160% $49 $48 $47 $47 $46 $45 $44 $44 140% $43 $42 $41 $29 $41 $40 $39 $27 $38 $38 $34 $26 $37 120% $36 $35 $35 $34 $30 $33 $8 $32 $32 $21 $31 100% $30 $7 $29 $29 $28 $27 $11 $26 $26 $25 80% $24 $23 $7 $23 $22 $21 $20 86% 86% $20 83% $19 $18 60% $17 $17 73% $16 $15 $14 $14 $21 $13 $20 $12 40% $11 $11 $10 $15 $14 $9 $8 $8 $7 20% $6 $5 $5 $4 $3 $2 $2 $1 $0 $0 0% 2018 2019 2020 LTM 3/31/21 2018 2019 2020 LTM 3/31/21 Growth Capex Maintenance Capex FCF FCF Conversion 1 Free Cash flow defined as Adjusted EBITDA – Maintenance Capex; Conversion defined as (FCF / Adjusted EBITDA) 2 40 Source: Riggs financials 40 Total Capex excludes nonrecurring Capex during 2018 and 2019; includes cash purchase of PP&E + non-cash purchase of PP&E under capital lease obligations

RECENT PERFORMANCE UPDATE

CENTURI

Centuri Financial Summary

($ in Millions)	Actual Performance			
	FYE 2020	YTD 3/31/20	YTD 3/31/21	LTM 3/31/21
Revenue	$1,948	$333	$364	$1,979
% Y/Y Growth	-	-	9.1%	-
Gross Profit	$214	$7	$23	$230
% Margin	11.0%	2.0%	6.3%	11.6%
Compliance EBITDA	$219	$14	$28	$233
% Margin	11.2%	4.2%	7.8%	11.8%

Source: Centuri Financial Statements; Compliance Certificates

Centuri Commentary

- FY 2020 and Q1 2021 performance exceeded Centuri's original budget across revenue, gross profit, and compliance EBITDA, largely attributable to weather events in the Southeast driving an increase in higher margin services, including emergency restoration services performed following tornados and ice storms in Texas
- In addition to the impact of weather, revenue and compliance EBITDA growth y/y reflects a higher volume of electric and gas infrastructure work under blanket and bid contracts
- Gross profit and compliance EBITDA margins during the first quarter of the year reflect the typical business seasonality, which is lowest in Q1
- LTM 3/31/21 includes $91 million of storm support revenue which typically generates a higher profit margin than core customer work, storm revenue varies from period to period given the unpredictable nature of weather-related events

Riggs Financial Summary

($ in Millions)	Actual Performance			
	FYE 2020	YTD 3/31/20	YTD 3/31/21	LTM 3/31/21
Revenue	$440	$102	$120	$458
% Y/Y Growth	-	-	17.5%	-
Gross Profit	$66	$14	$18	$70
% Margin	15.0%	13.4%	14.9%	15.3%
Adjusted EBITDA	$55	$11	$14	$58
% Margin	12.6%	10.5%	11.5%	12.8%

Source: Riggs Financial Statements

Riggs Commentary

- The y/y increase in year-to-date performance is largely attributable to base business growth and price escalators, ramping of new utility MSAs, and accelerated growth across 5G Datacom
- Gross profit and adjusted EBITDA margin expansion is driven by strong margin performance on overhead transmission projects and transition to additional unit price contract structures in certain business units

THINK AHEAD » Source: Centuri and Riggs financials 41

CENTURI HAS DEMONSTRATED STABLE, LONG-TERM PERFORMANCE Revenue ($ in millions) $1,979 $1,948 $1,751 $1,522 $1,246 $1,139 $1,009 $740 $651 $606 $483 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM 3/31/21 Compliance EBITDA ($ in millions) $233 $219 $178 $141 $116 $111 $101 $97 $77 $65 $60 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM 3/31/21 42 42 Source: Centuri Financials

CONSERVATIVE FINANCIAL POLICIES

CENTURI

Operating Philosophy	» Lower risk contract profile, focusing on recurring services MSA contracts with blue-chip utility operators; contract pricing structures heavily weighted towards unit price and time & materials vs. lump-sum fixed price
Leverage	» Target total leverage profile of <3.0x » Will increase leverage for key strategic M&A opportunities up to 4.0x » Goal of quickly delevering to <3.0x total leverage within ~2 years; strong ability and willingness to deleverage
Liquidity	» Estimated liquidity at close of >$300 million » Target liquidity of $200 million for ongoing business needs
Capital Deployment	» Continued dividends to SWX based on 50% of trailing 3-year average of U.S. generated Net Income » SWX commitment to cover the remaining 20% equity buyout of Linetec from 2022-2024
Capital Structure	» Fully pre-payable capital structure to support deleveraging » Long-term funding at attractive rates while preserving operating, strategic and financial flexibility

THINK AHEAD »
Source: Centuri management
43

APPENDIX 44 44APPENDIX 44 44

CENTURI COMPLIANCE EBITDA RECONCILIATION Centuri Compliance EBITDA Reconciliation ($ in millions) FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 LTM 3/31/21 Centuri Standalone Audited Net Income $20.3 $16.0 $20.7 $24.3 $14.6 $20.5 $23.7 $26.9 $26.7 $53.6 $63.9 1 Goodwill Amortization, Net of Taxes and NCI - - - - 13.2 13.1 14.8 17.5 28.4 27.9 28.1 Centuri Net Income Segment of SWX $20.3 $16.0 $20.7 $24.3 $27.8 $33.6 $38.5 $44.4 $55.1 $81.5 $92.0 Income Tax Provision 13.7 10.3 12.6 14.8 18.5 19.9 2.4 18.4 21.4 31.1 34.5 Interest Expense 0.8 1.1 1 .1 3.8 7.8 6 .7 8.0 1 4.2 1 4.1 9 .3 8.0 Depreciation & Amortization Expense 25.2 37.4 43.0 48.9 56.7 55.7 49.0 57.4 87.6 96.7 98.5 Acquisition Related Transaction Costs - - - 5.1 - - 2.6 6.9 - - - Compliance EBITDA $60.0 $64.8 $77.4 $96.9 $110.8 $115.9 $100.5 $141.3 $178.2 $218.6 $233.0 Pro Forma Impact from Acquisitions - - - 11.1 - - 12.8 40.2 - - - Pro Forma Compliance EBITDA $60.0 $64.8 $77.4 $108.0 $110.8 $115.9 $113.3 $181.5 $178.2 $218.6 $233.0 1 Effective January 1, 2015, Centuri adopted the private company method of accounting for goodwill which requires amortization expense, which is reversed from the Southwest Gas Holdings consolidated financial statements 45 Source: Centuri financial information 45CENTURI COMPLIANCE EBITDA RECONCILIATION Centuri Compliance EBITDA Reconciliation ($ in millions) FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 LTM 3/31/21 Centuri Standalone Audited Net Income $20.3 $16.0 $20.7 $24.3 $14.6 $20.5 $23.7 $26.9 $26.7 $53.6 $63.9 1 Goodwill Amortization, Net of Taxes and NCI - - - - 13.2 13.1 14.8 17.5 28.4 27.9 28.1 Centuri Net Income Segment of SWX $20.3 $16.0 $20.7 $24.3 $27.8 $33.6 $38.5 $44.4 $55.1 $81.5 $92.0 Income Tax Provision 13.7 10.3 12.6 14.8 18.5 19.9 2.4 18.4 21.4 31.1 34.5 Interest Expense 0.8 1.1 1 .1 3.8 7.8 6 .7 8.0 1 4.2 1 4.1 9 .3 8.0 Depreciation & Amortization Expense 25.2 37.4 43.0 48.9 56.7 55.7 49.0 57.4 87.6 96.7 98.5 Acquisition Related Transaction Costs - - - 5.1 - - 2.6 6.9 - - - Compliance EBITDA $60.0 $64.8 $77.4 $96.9 $110.8 $115.9 $100.5 $141.3 $178.2 $218.6 $233.0 Pro Forma Impact from Acquisitions - - - 11.1 - - 12.8 40.2 - - - Pro Forma Compliance EBITDA $60.0 $64.8 $77.4 $108.0 $110.8 $115.9 $113.3 $181.5 $178.2 $218.6 $233.0 1 Effective January 1, 2015, Centuri adopted the private company method of accounting for goodwill which requires amortization expense, which is reversed from the Southwest Gas Holdings consolidated financial statements 45 Source: Centuri financial information 45

RIGGS ADJUSTED EBITDA RECONCILIATION Riggs Distler Adjusted EBITDA Reconciliation ($ in millions) FY 2018 FY 2019 FY 2020 LTM 3/31/21 Net Income $10.2 ($0.4) $19.0 $22.0 Interest Expense 2.6 3.6 2.1 2.1 Income Taxes (6.8) 5.5 - 0.0 Depreciation & Amortization 18 .3 25 .4 28 .9 29.2 Reported EBITDA $24.3 $34.1 $50.0 $53.3 Management Adjustments 1 Management fees 5.0 2.5 - 0.0 Transaction costs and non-recurring professional fees 1.9 1.0 0.4 0.4 2 One-time project losses 3.5 3.3 - 0.0 Out-of-period contract adjustments - 1.2 0.6 0.5 One-time recruiting fees - 0.1 0.1 0.1 Non-recurring severance - - 0.1 0.2 Board of Director fees - 0.2 0.2 0.2 Stock based compensation - 0.9 1.3 1.1 3 COVID-19 non-operating expenses - - 0.7 0.6 Total Management Adjustments $10.4 $9.1 $3.4 $3.2 Management Adjusted EBITDA $34.7 $43.3 $53.4 $56.5 Diligence Adjustments 4 Reversal of out-of-period contract adjustments - (1.2) (0.6) (0.5) Stock based compensation (FY18) 0.6 - - 0.0 Non-operating (income)/expense 0.0 (0.0) (0.5) (0.1) Bank charges (0.4) (0.3) (0.2) (0.2) Rental fees 0.6 - - 0.0 Out-of-period normalization - (0.0) - (0.1) Total Diligence Adjustments $0.8 ($1.5) ($1.3) ($1.0) Diligence Adjusted EBITDA $35.5 $41.8 $52.1 $55.5 Pro Forma Adjustments 5 Pre-acquisition EBITDA 8.8 1.7 3.2 2.9 6 Run-rate cost infrastructure (3.8) (2.1) - - Total Pro Forma Adjustments $5.1 ($0.4) $3.2 $2.9 Pro Forma Adjusted EBITDA $40.5 $41.4 $55.4 $58.5 Utility Customer #1 MSA ramp 12.8 Utility Customer #2 MSA ramp 3.8 Total Run-Rate Adjustments - - - $16.6 Run-Rate Adjusted EBITDA $40.5 $41.4 $55.4 $75.1 1 Internal charges between Riggs and a former sister company for back-office support 2 Unrecoverable project write-offs including those inherited from acquisitions 3 Reconciliations exclude illustrative COVID add-backs related to operational disruptions ($1.286 million for LTM period); includes non-operating adjustments such as sanitation charges 4 Diligence uncovered that out-of period contracts were a part of normal course of business 5 Represents EBITDA from acquired businesses from FY18-20 where the businesses were not yet owned by Riggs (HT Sweeney, KT Power, Shelby Mechanical and New York Drilling) 6 FY18-19 burdens of newly hired management which were added back under management fees 46 46 Source: Riggs financial information; Riggs Quality of Earnings reportRIGGS ADJUSTED EBITDA RECONCILIATION Riggs Distler Adjusted EBITDA Reconciliation ($ in millions) FY 2018 FY 2019 FY 2020 LTM 3/31/21 Net Income $10.2 ($0.4) $19.0 $22.0 Interest Expense 2.6 3.6 2.1 2.1 Income Taxes (6.8) 5.5 - 0.0 Depreciation & Amortization 18 .3 25 .4 28 .9 29.2 Reported EBITDA $24.3 $34.1 $50.0 $53.3 Management Adjustments 1 Management fees 5.0 2.5 - 0.0 Transaction costs and non-recurring professional fees 1.9 1.0 0.4 0.4 2 One-time project losses 3.5 3.3 - 0.0 Out-of-period contract adjustments - 1.2 0.6 0.5 One-time recruiting fees - 0.1 0.1 0.1 Non-recurring severance - - 0.1 0.2 Board of Director fees - 0.2 0.2 0.2 Stock based compensation - 0.9 1.3 1.1 3 COVID-19 non-operating expenses - - 0.7 0.6 Total Management Adjustments $10.4 $9.1 $3.4 $3.2 Management Adjusted EBITDA $34.7 $43.3 $53.4 $56.5 Diligence Adjustments 4 Reversal of out-of-period contract adjustments - (1.2) (0.6) (0.5) Stock based compensation (FY18) 0.6 - - 0.0 Non-operating (income)/expense 0.0 (0.0) (0.5) (0.1) Bank charges (0.4) (0.3) (0.2) (0.2) Rental fees 0.6 - - 0.0 Out-of-period normalization - (0.0) - (0.1) Total Diligence Adjustments $0.8 ($1.5) ($1.3) ($1.0) Diligence Adjusted EBITDA $35.5 $41.8 $52.1 $55.5 Pro Forma Adjustments 5 Pre-acquisition EBITDA 8.8 1.7 3.2 2.9 6 Run-rate cost infrastructure (3.8) (2.1) - - Total Pro Forma Adjustments $5.1 ($0.4) $3.2 $2.9 Pro Forma Adjusted EBITDA $40.5 $41.4 $55.4 $58.5 Utility Customer #1 MSA ramp 12.8 Utility Customer #2 MSA ramp 3.8 Total Run-Rate Adjustments - - - $16.6 Run-Rate Adjusted EBITDA $40.5 $41.4 $55.4 $75.1 1 Internal charges between Riggs and a former sister company for back-office support 2 Unrecoverable project write-offs including those inherited from acquisitions 3 Reconciliations exclude illustrative COVID add-backs related to operational disruptions ($1.286 million for LTM period); includes non-operating adjustments such as sanitation charges 4 Diligence uncovered that out-of period contracts were a part of normal course of business 5 Represents EBITDA from acquired businesses from FY18-20 where the businesses were not yet owned by Riggs (HT Sweeney, KT Power, Shelby Mechanical and New York Drilling) 6 FY18-19 burdens of newly hired management which were added back under management fees 46 46 Source: Riggs financial information; Riggs Quality of Earnings report

PRO FORMA LEGAL STRUCTURE



U.S. Borrower
Canadian Borrower
Centuri Group, Inc.
Centuri U.S. Division, Inc.
Centuri Canada Division Inc.
Centuri Oil & Gas Group LLC
Centuri Power Group LLC
Union
Non-Union
Non-Union
Non-Union
Union
Union
Union
Union
NPL Construction Co.
Canyon Pipeline Construction, Inc.
New England Utility Constructors, Inc.
Linetec Services, LLC1
National Powerline LLC
Riggs (Drum Parent, Inc)
NPL Canada Ltd.
W.S. Nicholls Construction Inc.2

1 80% owned by Centuri as of June 2021; remaining 20% equity to be purchased by 2024

2 Owns a 50% equity interest in W.S. Nicholls Western Construction Ltd.

Source: Centuri management

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